UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 4, 2010
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Credit Facility Amendment

The Company on March 4, 2010 entered into a Fourth Amendment to its credit facility with Wells Fargo Bank, National Association ("Wells Fargo").

The amendment decreased the Company’s facility from $25 million to $20 million, decreased the inventory sublimit from $13,500,000 to $9,000,000 with an inventory advance rate equal to the lesser of (a) 57% of cost or fair market value or (b) 100% of liquidation value of the eligible inventory, decreased the letter of credit sublimit from $500,000 to $250,000 and increased seasonal overadvances in 2010 from $500,000 to $1,000,000.  The amendment also increased the interest rate under the facility from prime plus 1.25% to three month LIBOR (as defined) plus 4.5%.

The amended facility matures on August 1, 2012.

Amendments to Certain Outstanding Notes

In connection with the Fourth Amendment:

On March 5, 2010, the Company and Goldman Associates of New York, Inc. (“Goldman Associates”) amended the terms of a secured note in the principal amount of $750,000 dated July 29, 2004 by the Company and Goldman Associates, as amended by Amendment 1, dated March 27, 2008 and Amendment 2, dated February 12, 2009 (the “Note”), to extend the maturity date from January 1, 2010 to January 1, 2011. Michael Goldman is the president and majority shareholder of Goldman Associates and is the Chairman of the Board of the Company.

On March 5, 2010, the Company and Rita Folger amended the terms of a convertible note dated July 29, 2004 in the principal amount of $100,000, as amended by Amendment 1, dated March 27, 2008 and Amendment 2, dated February 12, 2009 (the “Note”), to extend the first maturity date and the final maturity date to January 1, 2011 so that the entire principal amount of the Note is due and payable on January 1, 2011.

On March 5, 2010, the Company and William Pagano amended the terms of a convertible note dated July 29, 2004 in the principal amount of $100,000, as amended by Amendment 1, dated March 27, 2008 and Amendment 2, dated February 12, 2009 (the “Note”), to extend the first maturity date and the final maturity date to January 1, 2011 so that the entire principal amount of the Note is due and payable on January 1, 2011. Mr. Pagano is the Chief Executive Officer and a Director of the Company.

Amended and Restated Subordination Agreement

In connection with the Fourth Amendment, Goodman Company, L.P. and certain of its affiliates (“Goodman”), Universal Supply Group, Inc., a wholly owned subsidiary of the Company ("Universal"), and Wells Fargo entered into an Amended and Restated Subordination Agreement dated March 4, 2010 (the "Subordination Agreement"). Goodman is a supplier to the Company.

The Subordination Agreement provides that not later than June 30, 2010, Goodman will convert up to $2 million of designated amounts then owed to it by Universal into a secured term note that accrues interest payable monthly at 8% per annum and is payable in monthly principal installments over a two-year period beginning five months after the date of the note.

The Subordination Agreement also sets forth among other things the relative priorities of the security interests of Wells Fargo and Goodman in the assets of the Company.

Copies of Documents and Qualification by Reference

The foregoing descriptions are qualified in their entirety by reference to the agreements and instruments, copies of which are attached hereto or are incorporated herein as exhibits. All such exhibits are incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 4.5 to the Company’s Form 10-Q filed on August 16, 2004.

10.02
Amendment No. 1 dated March 27, 2008 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.14(d) to the Company’s Form 10-K filed on March 31, 2008.

10.03
Amendment No. 2 dated February 12, 2009 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.03 to the Company’s Form 8-K filed on February 13, 2009.

10.04	Amendment No. 3 dated March 5, 2010 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

10.05
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.06
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.13(c) to the Company’s Form 10-K filed on March 31, 2008.

10.07
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.06 to the Company’s Form 8-K filed on February 13, 2009.

10.08	Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, filed herewith.

10.09
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.10
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.13(d) to the Company’s Form 10-K filed on March 31, 2008.

10.11
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.09 to the Company’s Form 8-K filed on February 13, 2009.

10.12	Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, filed herewith.

10.13
Credit Security Agreement dated July 28, 2004 between American/Universal Supply, Inc., The RAL Supply Group, Inc. and Universal Supply Group, Inc. to Wells Fargo Business Credit, Inc. ("Credit Security Agreement"), incorporated herein by reference from Exhibit 10.1 to the Company's Form 10-Q filed on August 16, 2004.

10.14	First Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on June 27, 2006.

10.15	Second Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.08 to the Company's Form 8-K filed on September 14, 2007.

10.16	Third Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.03 to the Company's Form 10-Q filed on November 13, 2009.

10.17	Fourth Amendment to the Credit and Security Agreement, filed herewith.

10.18
Amended and Restated Subordination Agreement dated March 4, 2010 by and among Goodman Company, L.P., Goodman Manufacturing Company, L.P. and Goodman Sales Company, Universal Supply Group, Inc. and Wells Fargo Bank, National Association, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: March 10, 2010	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 4.5 to the Company’s Form 10-Q filed on August 16, 2004.

10.02
Amendment No. 1 dated March 27, 2008 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.14(d) to the Company’s Form 10-K filed on March 31, 2008.

10.03
Amendment No. 2 dated February 12, 2009 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.03 to the Company’s Form 8-K filed on February 13, 2009.

10.04	Amendment No. 3 dated March 5, 2010 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

10.05
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.06
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.13(c) to the Company’s Form 10-K filed on March 31, 2008.

10.07
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.06 to the Company’s Form 8-K filed on February 13, 2009.

10.08	Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, filed herewith.

10.09
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.10
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.13(d) to the Company’s Form 10-K filed on March 31, 2008.

10.11
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.09 to the Company’s Form 8-K filed on February 13, 2009.

10.12	Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, filed herewith.

10.13
Credit Security Agreement dated July 28, 2004 between American/Universal Supply, Inc., The RAL Supply Group, Inc. and Universal Supply Group, Inc. to Wells Fargo Business Credit, Inc. ("Credit Security Agreement"), incorporated herein by reference from Exhibit 10.1 to the Company's Form 10-Q filed on August 16, 2004.

10.14	First Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on June 27, 2006.

10.15	Second Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.08 to the Company's Form 8-K filed on September 14, 2007.

10.16	Third Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.03 to the Company's Form 10-Q filed on November 13, 2009.

10.17	Fourth Amendment to the Credit and Security Agreement, filed herewith.

10.18
Amended and Restated Subordination Agreement dated March 4, 2010 by and among Goodman Company, L.P., Goodman Manufacturing Company, L.P. and Goodman Sales Company, Universal Supply Group, Inc. and Wells Fargo Bank, National Association, filed herewith.